Exhibit 10.1

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT is made effective as of the 12th day of August, 2004.

AMONG:
CARLO CIVELLI, of Gerbergasse 5, Postfach 7427, 8023, Zurich, Switzerland ("Civelli")
OF THE FIRST PART
AND:
BRUNO MOSIMANN, of Albisriederstrasse 164, Postfach, 8040, Zurich, Switzerland ("Mosimann")
OF THE SECOND PART
AND:
TSI MEDICAL CORP., a Nevada corporation with its registered office at 3273 East Warm Springs Road, Las Vegas, NV 89120 ("TSI Medical")
OF THE THIRD PART
AND:
RELAY MINES LIMITED, a Nevada corporation with its principal office at 1040 West Georgia Street, Suite 1160, Vancouver, British Columbia, Canada V6E 4H1 ("Relay Mines")
OF THE FOURTH PART
AND:
TSI MED ACQUISITION CORP., a Nevada corporation with its registered office at 3273 East Warm Springs Road, Las Vegas, NV 89120 ("Relay Sub")
OF THE FIFTH PART

WHEREAS:

A. Civelli and Mosimann (together, the "Principal Shareholders') are the controlling shareholders of Relay Mines;

B. The Boards of Directors of each of Relay Mines, Relay Sub and TSI Medical deem it desirable and in the best interests of their respective shareholders that TSI Medical be merged with and into Relay Sub with Relay Sub as the surviving corporation (the "Merger') on the terms and subject to the conditions of this Agreement;

C. The Boards of Directors of each of Relay Mines, Relay Sub and TSI Medical have approved and adopted this Agreement;

D. Relay Sub is a wholly-owned subsidiary of Relay Mines and Relay Sub joins in the execution of this Agreement in order to provide certain representations, warranties and covenants to TSI Medical;

E. Relay Mines, as the sole shareholder of Relay Sub, has approved the Merger; and

F. The Principal Shareholders join in the execution of this Agreement in order to provide certain covenants in respect of cancellation of their share positions.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and of the sum of $10.00 paid by TSI Medical to each of the Principal Shareholders and to Relay Mines, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

ARTICLE 1.
DEFINITIONS

1.1 Definitions. The following terms have the respective meanings specified in this Article, unless the context indicates otherwise.

(a) "Agreement" shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in the Agreement, and all amendments and supplements, if any, to this Agreement;

(b) "Exelar Medical" shall mean Exelar Medical Corporation, a Nevada corporation;

(c) "Exelar Medical Funding Agreement" shall mean the Technology Acquisition and Funding Agreement among TSI Medical, Exelar Corporation and Exelar Medical Corporation dated the 22nd day of March, 2004 whereby TSI Medical has agreed to acquire up to 60% of the issued and outstanding shares of Exelar Medical;

(d) "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended;

(e) "GAAP" shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods;

(f) "SEC" shall mean the United States Securities and Exchange Commission;

(g) "Securities Act" shall mean the United States Securities Act of 1933, as amended; and

(h) "Taxes" shall include federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments.

(i) "TSI Option Plan" shall mean the 2004 Stock Option Plan dated May 31, 2004 adopted by the board of directors of TSI Medical.

1.2 Schedules. The following schedules are attached to and form part of this Agreement:

Schedule	Description
2.1 2.9A 2.9B 3.3 3.4 3.6 3.9 3.10 3.12 3.14 3.17 4.1 5.3 5.9

Articles of Merger
Certificate of Non-U.S. Shareholder
Certificate of U.S. Shareholder
Capitalization of TSI Medical
TSI Medical Subsidiaries
Actions and Proceedings
TSI Medical Financial Statements
Undisclosed Liabilities of TSI
Undisclosed Changes
TSI Medical Employment and Consulting Agreements
Material Contracts
Principal Shareholders of Relay Mines
Capitalization of Relay Mines
Undisclosed Liabilities of Relay Mines

1.3 Currency. All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

ARTICLE 2.
THE MERGER

2.1 The Merger. At the Effective Time (as defined in Section 2.3 below), TSI Medical will be merged with and into Relay Sub in accordance with this Agreement, the Articles of Merger substantially in the form of Schedule 2.1 attached to this Agreement (the "Articles of Merger'), and the applicable provisions of Chapter 92A of the Nevada Revised Statutes (the "Nevada Law'). Following the Merger, Relay Sub will continue as the surviving corporation (the "Surviving Corporation') and the separate existence of TSI Medical will cease, except insofar as it may be continued by Nevada Law.

2.2 Closing. As soon as practicable following the satisfaction or waiver of the conditions set forth in Section 6 of this Agreement, and provided that this Agreement has not been terminated pursuant to Section 9, the parties to this Agreement will hold a closing (the "Closing') for the purpose of confirming the consummation of the Merger at a time and date mutually agreed upon by the parties. Unless otherwise agreed by the parties, the Closing will take place at the offices of the lawyers for TSI Medical. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for TSI Medical, Relay Mines and Relay Sub, provided such undertakings are satisfactory to each party's respective legal counsel. The date on which the Closing actually occurs is referred to as the "Closing Date.' At the Closing, the parties will execute and exchange all documents, certificates and instruments contemplated by this Agreement. The parties agree to use commercially reasonable efforts and all due diligence to cause the Closing to be consummated on or before August 31, 2004 unless such date is extended by the mutual agreement of the parties.

2.3 Effective Time of the Merger. The Merger will be effective at the time (the "Effective Time') of the filing of the Articles of Merger with the Secretary of State of the State of Nevada, which certificate is to be filed as soon as practicable on or after the Closing Date.

2.4 Effect of the Merger. The Merger will have the effect set forth in Section 92A.250 of Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Relay Sub and TSI Medical will vest in the Surviving Corporation without further act or deed, and all debts, liabilities and duties of Relay Sub and TSI Medical will become the debts, liabilities and duties of the Surviving Corporation. As a result or the Merger, the Surviving Corporation will be the wholly-owned subsidiary of Relay Mines.

2.5 Certificate of Incorporation; Bylaws.

(a) The certificate of incorporation of Relay Sub as in effect immediately prior to the Effective Time will continue unchanged, except to the extent amended by the Articles of Merger, and will be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

(b) At the Effective Time, the by -laws of Relay Sub, as in effect immediately prior to the Effective Time, will be the by-laws of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

2.6 Directors and Officers. The directors and officers of the Surviving Corporation after the Effective Time will be the following persons: Logan B. Anderson, Harold C. Moll and Peter Hogendoorn. Relay Mines, as the sole shareholder of Relay Sub, by approving the Merger has approved these individuals as the directors of the Surviving Corporation and will take any further action in order to ensure the proper appointment of such directors to the board of directors of the Surviving Corporation.

2.7 Taking of Necessary Action. If after the Effective Time any further action is necessary to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all assets, rights, approvals, immunities and franchises of either Relay Sub or TSI Medical, the officers and directors, or the former officers and directors, as the case may be, of Relay Mines, Relay Sub and TSI Medical and the Surviving Corporation will take all such necessary action.

2.8 Merger Consideration. Each share of TSI Medical common stock, par value $0.001 per share ("TSI Medical Common Stock') issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares, as defined in Section 2.10) will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of Relay Mines Common Stock (as defined in Section 5.3). All certificates representing the shares of Relay Mines Common Stock issued on effectiveness of the Merger will be endorsed with the following legend pursuant to the Securities Act in order to reflect that the fact that the shares of Relay Mines Common Stock will be issued to the shareholders of TSI Medical pursuant to exemptions or safe harbours from the registration requirements of the Securities Act:

For holders of TSI Medical Common Stock resident in the United States:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT."

For holders of TSI Medical Common Stock resident outside the United States:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

2.9 Stock Certificate Conversion Procedure. After the Effective Time, each holder of TSI Medical Common Stock will be entitled to exchange his, her, or its certificate representing the TSI Medical Common Stock ("TSI Medical Stock Certificate') for a certificate representing the number of shares of Relay Mines Common Stock into which the number of shares of TSI Medical Common Stock previously represented by such certificate surrendered have been converted pursuant to Section 2.8 of this Agreement. Each holder of TSI Medical Common Stock may exchange his, her or its TSI Medical Stock Certificate by delivering such TSI Medical Stock Certificate to Relay Mines duly endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the Relay Mines Common Stock to the holder thereof together with: (i) a Regulation S Investment Letter (if such holder is resident outside of the United States), a copy of which is attached hereto in Schedule 2.9A, or (ii) a Regulation D Investment Letter (if such holder is resident in the United States), a copy of which is attached hereto in Schedule 2.9B. Until surrendered as contemplated by this Section 2.9, each TSI Medical Stock Certificate will be deemed at any time after the Effective Time to represent only the right to receive Relay Mines Common Stock certificates representing the number of whole shares of Relay Mines Common Stock into which the shares of TSI Medical Common Stock formerly represented by such certificate have been converted. Upon receipt of such duly endorsed TSI Medical Stock Certificates, Relay Mines will cause the issuance of the number of shares of Relay Mines Common Stock as converted pursuant to Section 2.8 of this Agreement.

2.10 Appraisal Rights. Notwithstanding any provision of this Agreement to the contrary, shares of TSI Medical Common Stock (the "Dissenting Shares') that are issued and outstanding immediately prior to the Effective Time and held by stockholders who did not vote in favor of the Merger and who comply with all of the relevant provisions of Sections 92A.300 to 92A.500 of Nevada Law (the "Dissenting Stockholders') will not be converted into or be exchangeable for the right to receive Relay Mines Common Stock, unless and until such holders have failed to perfect or have effectively withdrawn or lost their rights to appraisal under Nevada Law. TSI Medical will give Relay Mines (i) immediate oral notice followed by prompt written notice of any written demands for appraisal of any shares of TSI Medical Common Stock, attempted withdrawals of any such demands and any other instruments served pursuant to Nevada Law and received by TSI Medical relating to stockholders' rights of appraisal, and (ii) will keep Relay Mines informed of the status of all negotiations and proceedings with respect to demands for appraisal under Nevada Law. If any Dissenting Stockholder fails to perfect or will have effectively withdrawn or lost the right to appraisal, the shares of TSI Medical Common Stock held by such Dissenting Stockholder will thereupon be treated as though such shares had been converted into the right to receive Relay Mines Common Stock pursuant to Section 2.8 of this Agreement.

2.11 No Further Ownership Rights in TSI Medical Common Stock. The promise to exchange the TSI Medical Common Stock for shares of Relay Mines Common Stock in accordance with the terms of this Agreement will be deemed to have been given in full satisfaction of all rights pertaining to the TSI Medical Common Stock, and there will be no further registration of transfers on the stock transfer books of TSI Medical of the shares of TSI Medical Common Stock that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of TSI Medical Common Stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such TSI Medical Common Stock, except as otherwise provided in this Agreement or by law.

2.12 Distributions with Respect to Unsurrendered TSI Medical Common Stock. No dividends or other distributions by Relay Mines with a record date after the Effective Time will be paid to the holder of any unsurrendered TSI Medical Stock Certificate until the surrender of such TSI Medical Stock Certificate in accordance with Section 2.9 of this Agreement. Following surrender of any such TSI Medical Stock Certificate, Relay Mines will pay to the holder of the Relay Mines Common Stock certificate issued in exchange the TSI Medical Stock Certificate, without interest, (i) at the time of such surrender, the amount of any dividends or other distributions with a record date after the Effective Time and paid before the time of such surrender with respect to such Relay Mines Common Stock which such holder is entitled pursuant to Section 2.8 of this Agreement, and (ii) at the appropriate payment date, the amount of any dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such Relay Mines Common Stock.

2.13 No Liability. Neither Relay Mines, Relay Sub, nor the Surviving Corporation will be liable to any person in respect of shares of TSI Medical Common Stock, or dividends or distributions with respect thereto, pursuant to any applicable abandoned property, escheat or similar law. If any TSI Medical Stock Certificate has not have been surrendered prior to seven years after the Effective Time (or immediately prior to such earlier date on which any TSI Medical Stock Certificate, or any dividends or distributions payable to the holder of such TSI Medical Stock Certificate would otherwise escheat to or become the property of any governmental body or authority), any such Relay Mines Common Stock, dividends or distributions in respect of such TSI Medical Stock Certificate will, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled to such certificate

2.14 Lost, Stolen or Destroyed Certificates. If any certificate representing TSI Medical Common Stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate or agreement to be lost, stolen or destroyed and, if required by Relay Mines, the posting by such person of a bond in such reasonable amount as Relay Mines may direct as indemnity against any claim that may be made against it with respect to such certificate, Relay Mines will cause to be issued in exchange for such lost, stolen or destroyed certificate, the applicable Relay Mines Common Stock deliverable in respect thereof, pursuant to Section 2.8 of this Agreement.

2.15 Existing TSI Medical Warrants. The holders of the outstanding warrants (the "TSI Warrants') to purchase shares of TSI Medical will be offered warrants entitling them to purchase the same number of shares of Relay at the same exercise dates and exercise prices in exchange for the surrender of the TSI Warrants, subject to delivery of declarations by the holders of the TSI Warrants, as applicable, substantially in the forms set out in Schedule 2.9A or Schedule 2.9B.

2.16 Existing TSI Medical Options. Relay will grant options to the holders of the existing options of TSI Medical (the "Existing TSI Options') entitling them to purchase shares under the option plan referred to in Section 6.2(i) of this Agreement on the same terms and conditions, including exercise price, as the Existing TSI Options.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES OF
TSI MEDICAL

TSI Medical represents and warrants to Relay Mines and Relay Sub, and acknowledges that Relay Mines and Relay Sub are relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Relay Mines or Relay Sub, as follows:

3.1 Organization and Good Standing. TSI Medical is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. TSI Medical is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of TSI Medical taken as a whole.

3.2 Authority. TSI Medical has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "TSI Medical Merger Documents') to be signed by TSI Medical and to perform its obligations thereunder and to consummate the Merger contemplated thereby. The execution and delivery of each of the TSI Medical Merger Documents by TSI Medical and the consummation of the Merger contemplated thereby have been duly authorized by its Board of Directors. No other corporate or shareholder proceedings on the part of TSI Medical are necessary to authorize such documents or to consummate the Merger contemplated thereby other than the approval of the shareholders of TSI Medical of the Merger. This Agreement has been, and the other TSI Medical Merger Documents when executed and delivered by TSI Medical as contemplated by this Agreement will be, duly executed and delivered by TSI Medical and this Agreement is, and the other TSI Medical Merger Documents when executed and delivered by TSI Medical as contemplated hereby will be, the valid and binding obligation of TSI Medical enforceable in accordance with their respective terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) as limited by public policy.

3.3 Capitalization of TSI Medical. The entire authorized capital stock and other equity securities of TSI Medical consists of 100,000,000 shares of TSI Medical Common Stock, par value of $0.001 per share. There are 9,700,000 shares of TSI Medical Common Stock issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of TSI Medical Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Except as set forth on Schedule 3.3, there are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating TSI Medical to issue any additional shares of TSI Medical Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from TSI Medical any shares of TSI Medical Common Stock. Except as set forth on Schedule 3.3, there are no agreements purporting to restrict the transfer of the TSI Medical Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the TSI Medical Common Stock.

3.4 No Subsidiaries. Except as set forth on Schedule 3.4, TSI Medical does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of Relay Mines.

3.5 Non-contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Merger, will:

(1) conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of TSI Medical under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to TSI Medical, or any of its respective property or assets;

(2) violate any provision of the articles of incorporation or bylaws of TSI Medical; or

(3) violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to TSI Medical or any of its respective property or assets.

3.6 Actions and Proceedings. Except as described in Schedule 3.6, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of TSI Medical or the Principal Shareholders, threatened against TSI Medical or which involves any of the business, or the properties or assets of TSI Medical that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of TSI Medical taken as a whole (a "TSI Medical Material Adverse Effect'). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a TSI Medical Material Adverse Effect. Schedule 3.6 lists all pending legal claims or proceedings, whether or not such claim or proceeding would result in a TSI Medical Material Adverse Effect.

3.7 Compliance.

(a) TSI Medical is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation by it of, any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of TSI Medical;

(b) TSI Medical is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a TSI Medical Material Adverse Effect;

(c) TSI Medical has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of TSI Medical, threatened, and none of them will be adversely affected by the consummation of the Merger contemplated hereby; and

(d) TSI Medical has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. TSI Medical has not received any notice of any violation thereof, nor is TSI Medical aware of any valid basis therefore.

3.8 Filings, Consents and Approvals. Other than the approval of holders owning a majority of the TSI Medical Common Stock, no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by TSI Medical of the Merger contemplated by this Agreement or to enable Relay Mines to continue to conduct TSI Medical's business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

3.9 Financial Representations. Attached to this Agreement as Schedule 3.9 are true, correct, and complete copies of audited balance sheets for TSI Medical dated as of January 31, 2003 and 2002 and unaudited balance sheet dated as of January 31, 2004, together with related statements of operations and deficit, statements of shareholders' deficiency (equity), for the fiscal years then ended (collectively, the "Financial Statements'). The Financial Statements (a) are in accordance with the books and records of TSI Medical, (b) present fairly the financial condition of TSI Medical as of the respective dates indicated and the results of operations for such periods, and (c) have been prepared in accordance with GAAP. TSI Medical has not received any advice or notification from its independent certified public accountants that TSI Medical has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Financial Statements or the books and records of TSI Medical, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of TSI Medical accurately and fairly reflect, in reasonable detail, the Merger, assets, and liabilities of TSI Medical. TSI Medical has not engaged in any transaction, maintained any bank account, or used any funds of TSI Medical, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of TSI Medical.

3.10 Undisclosed Liabilities. Except as set forth in Schedule 3.10, TSI Medical has no liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

(a) are not set forth in the Financial Statements or have not heretofore been paid or discharged;

(b) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed (or are not required to be disclosed in accordance with GAAP); or

(c) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Financial Statements.

For purposes of this Agreement, the term "liabilities' includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

3.11 Tax Matters.

(a) As of the date hereof, (i) TSI Medical has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them; and (ii) all such returns are true and correct in all material respects.

(b) TSI Medical has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheet for those Taxes not yet due and payable, except for any Taxes the nonpayment of which will not have a TSI Medical Material Adverse Effect.

(c) TSI Medical is not presently under and has not received notice of, any contemplated investigation or audit by the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof.

(d) All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency.

3.12 Changes. Except as set forth in Schedule 3.12, since January 31, 2004, TSI Medical has not:

(a) incurred any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b) sold, encumbered, assigned or transferred any fixed assets or properties which would have been included in the assets of TSI Medical if the closing had been held on January 31, 2004 or on any date since then, except for ordinary course of business transactions consistent with past practice;

(c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the assets or properties of TSI Medical to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, whether or not in the ordinary course of business;

(e) declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f) suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely its business, operations, assets, properties or prospects;

(g) suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h) received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i) made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $10,000, except such as may be involved in ordinary repair, maintenance or replacement of its assets;

(j) other than in the ordinary course of business, increase the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or made any increase in, or any addition to, other benefits to which any of its employees may be entitled;

(k) changed any of the accounting principles followed or the methods of applying such principles;

(l) entered into any transaction other than in the ordinary course of business consistent with past practice; or

(m) agreed, whether in writing or orally, to do any of the foregoing.

3.13 Personal Property. TSI Medical does not own or lease any furniture, fixtures or other tangible personal property.

3.14 Employees and Consultants. All employees and consultants of TSI Medical have been paid all salaries, wages, income and any other sum due and owing to them by TSI Medical as at the end of the most recent completed pay period. TSI Medical is not aware of any labor conflict with any of TSI Medical employees that might reasonably be expected to have a TSI Medical Material Adverse Effect. Except as disclosed in Schedule 3.14, TSI Medical has not entered into any written contracts of employment or consulting agreements. All amounts required to be withheld by TSI Medical from employees salaries or wages and paid to any governmental or taxing authority have been so withheld and paid. No employee of TSI Medical is in violation of any term of any employment contract, non-disclosure agreement, noncompetition agreement or any other contract or agreement relating to the relationship of such employee with TSI Medical or any other nature of the business conducted or to be conducted by TSI Medical or the Surviving Corporation.

3.15 Intellectual Property. TSI Medical does not own any intellectual property. Exelar Medical owns the assets as represented by Exelar Medical in the Exelar Medical Funding Agreement.

3.16 Real Property. TSI Medical does not lease or own any real property.

3.17 Material Contracts and Transactions. Schedule 3.17 contains a list of all material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which TSI Medical is a party (collectively, the "Contracts').

(a) Except as listed on Schedule 3.17, TSI Medical is not a party to any written or oral:

(1) agreement for the purchase, sale or lease of any capital assets, or continuing contracts for the purchase or lease of any materials, supplies, equipment, real property or services;

(2) agreement regarding, sales agency, distributorship, or the payment of commissions;

(3) agreement for the employment or consultancy of any person or entity;

(4) note, debenture, bond, trust agreement, letter of credit agreement loan agreement, or other contract or commitment for the borrowing or lending of money, or agreement or arrangement for a line of credit or guarantee, pledge, or undertaking of the indebtedness of any other person;

(5) agreement, contract, or commitment for any charitable or political contribution;

(6) agreement, contract, or commitment limiting or restraining TSI Medical, their business or any successor thereto from engaging or competing in any manner or in any business or from hiring any employees, nor is any employee of TSI Medical subject to any such agreement, contract, or commitment;

(7) material agreement, contract, or commitment not made in the ordinary course of business;

(8) agreement establishing or providing for any joint venture, partnership, or similar arrangement with any other person or entity;

(9) agreement, contract or understanding containing a "change in control,' or similar provision; or

(10) power of attorney or similar authority to act.

(b) Each Contract is in full force and effect, and there exists no material breach or violation of or default by TSI Medical under any Contract including, without limiting the generality of the foregoing, the Exelar Medical Funding Agreement, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by TSI Medical. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the Merger contemplated by this Agreement. Except as listed on Schedule 3.17, there exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract. A true, correct and complete copy (and if oral, a description of material terms) of each Contract, as amended to date, has been furnished to Relay Mines.

3.18 Certain Transactions. Except as disclosed in Schedule 3.18, TSI Medical is not indebted, directly or indirectly, to any of its officers, directors or shareholders or to their respective spouses or children, in any amount whatsoever and TSI Medical is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

3.19 No Brokers. TSI Medical has not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Merger contemplated by this Agreement for which Relay Mines would be responsible.

3.20 Minute Books. The minute books of TSI Medical provided to Relay Mines contain a complete summary of all meetings of directors and shareholders since the time of incorporation of such entity and reflect all transactions referred to in such minutes accurately in all material respects.

3.21 Completeness of Disclosure. No representation or warranty by TSI Medical in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Relay Mines pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

ARTICLE 4.
COVENANTS, REPRESENTATIONS AND WARRANTIES
OF THE PRINCIPAL SHAREHOLDERS

The Principal Shareholders covenant with and jointly and severally represent and warrant to TSI Medical as follows, and acknowledge that TSI Medical is relying upon such covenants, representations and warranties in connection with the merger of TSI Medical with Relay Sub, as follows:

4.1 The Principal Shareholders are the legal and beneficial owners of the shares of Relay Mines set forth in Schedule 4.1.

4.2 No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Principal Shareholders of any of the shares of Relay Mines held by the Principal Shareholders.

4.3 This Agreement has been duly authorized, validly executed and delivered by the Principal Shareholders.

ARTICLE 5.
REPRESENTATIONS AND WARRANTIES
OF RELAY MINES

Relay Mines and Relay Sub jointly and severally represent and warrant to TSI Medical and acknowledge that TSI Medical is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of TSI Medical, as follows:

5.1 Organization and Good Standing. Relay Mines and Relay Sub are each duly organized, validly existing and in good standing under the laws of Nevada and have all requisite corporate power and authority to own, lease and to carry on its respective businesses as now being conducted. Relay Mines is duly qualified to do business and is in good standing as foreign corporations in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Relay Mines. Relay Sub has not carried on any business or acquired any assets or incurred any liabilities since its incorporation, other than by reason of execution of this Agreement.

5.2 Authority. Relay Mines and Relay Sub have all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "Relay Mines Merger Documents') to be signed by Relay Mines and Relay Sub and to perform their obligations thereunder and to consummate the Merger contemplated thereby. The execution and delivery of each of the Relay Mines Merger Documents by Relay Mines and Relay Sub and the consummation by Relay Mines and Relay Sub of the Merger contemplated thereby have been duly authorized by their respective Board of Directors and no other corporate or shareholder proceedings on the part of Relay Mines or Relay Sub are necessary to authorize such documents or to consummate the Merger contemplated thereby. This Agreement has been, and the other Relay Mines Merger Documents when executed and delivered by Relay Mines and Relay Sub as contemplated by this Agreement will be, duly executed and delivered by Relay Mines and Relay Sub and this

Agreement is, and the other Relay Mines Merger Documents when executed and delivered by Relay Mines and Relay Sub, as contemplated hereby will be, the valid and binding obligations of Relay Mines and Relay Sub enforceable in accordance with their respective terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) as limited by public policy.

5.3 Capitalization of Relay Mines. The entire authorized capital stock of Relay Mines consists of 100,000,000 shares of common stock, par value $0.0001 ("Relay Mines Common Stock'). There are 36,683,604 shares of Relay Mines common stock issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Relay Mines Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Except as set forth on Schedule 5.3, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Relay Mines to issue any additional shares of Relay Mines Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Relay Mines any shares of Relay Mines Stock. Except as set forth on Schedule 5.3, there are no agreements purporting to restrict the transfer of the Relay Mines Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Relay Mines Stock.

5.4 Capitalization of Relay Sub. The entire authorized capital stock and other equity securities of Relay Sub ("Relay Sub Stock') consists of 100,000,000 shares of common stock, par value $0.00001 ("Relay Sub Common Stock'). There are 1,000 shares of Relay Sub common stock issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Relay Sub Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Relay Sub to issue any additional shares of Relay Sub Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Relay Mines any shares of Relay Sub Stock. There are no agreements purporting to restrict the transfer of the Relay Mines Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Relay Mines Stock.

5.5 Validity of Relay Mines Common Stock Issuable upon the Merger. The shares of Relay Mines Common Stock to be issued upon consummation of the Merger in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

5.6 Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Relay Mines or Relay Sub, threatened against Relay Mines or Relay Sub which involves any of the business, or the properties or assets of Relay Mines or Relay Sub that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Relay Mines or Relay Sub taken as a whole. There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a material adverse effect.

5.7 SEC Filings. Relay Mines has furnished or made available to TSI Medical a true and complete copy of each report, schedule, registration statement and proxy statement filed by Relay Mines with the SEC since the inception of Relay Mines (as such documents have since the time of their filing been amended, the "Relay Mines SEC Documents"). Relay Mines has timely filed with the SEC all documents required to have been filed pursuant to the Securities Act and the Exchange Act. As of their respective dates, Relay Mines SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Relay Mines SEC Documents, and none of Relay Mines SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

5.8 Financial Representations. Included with the Relay Mines SEC Documents are true, correct, and complete copies of audited balance sheets for Relay Mines dated as of June 30, 2003 and 2002 and unaudited balance sheet dated as of March 31, 2004, together with related statements of income, cash flows, and changes in shareholder's equity for the periods then ended (collectively, the "Relay Mines Financial Statements'). The Relay Mines Financial Statements (a) are in accordance with the books and records of Relay Mines, (b) present fairly the financial condition of Relay Mines as of the respective dates indicated and the results of operations for such periods, and (c) have been prepared in accordance with GAAP. Relay Mines has not received any advice or notification from its independent certified public accountants that Relay Mines has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Relay Mines Financial Statements or the books and records of Relay Mines, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of Relay Mines accurately and fairly reflect, in reasonable detail, the Merger, assets, and liabilities of Relay Mines. Relay Mines has not engaged in any transaction, maintained any bank account, or used any funds of Relay Mines, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Relay Mines. Relay Sub has not carried on any business, entered into any agreements or incurred any liabilities since its incorporation, other than as expressly contemplated by this Agreement.

5.9 Undisclosed Liabilities. Except as set forth in Schedule 5.9, Relay Mines has no liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

(a) are not set forth in the Relay Mines Financial Statements or have not heretofore been paid or discharged;

(b) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed (or are not required to be disclosed in accordance with GAAP); or

(c) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Relay Mines Financial Statements.

For purposes of this Agreement, the term "liabilities' includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

5.10 Certain Changes or Events. Except as and to the extent disclosed in the Relay Mines SEC Documents, there has not been (a) a material adverse effect to the business, operations or financial conditions of Relay Mines, or (b) any significant change by Relay Mines in its accounting methods, principles or practices.

5.11 Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Relay Mines and Relay Sub of the Merger contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

5.12 Personal Property. There are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Relay Mines or Relay Sub, except as disclosed in the Relay Mines SEC Documents.

5.13 Employees and Consultants. Neither Relay Mines nor Relay Sub have any employees or consultants, except as disclosed in the Relay Mines SEC Documents.

5.14 Material Contracts and Transactions. Other than as expressly contemplated by this Agreement, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Relay Mines or Relay Sub is a party except as disclosed in the Relay Mines SEC Documents.

5.15 No Brokers. Neither Relay Mines nor Relay Sub has incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Merger contemplated by this Agreement for which TSI Medical would be responsible.

5.16 Minute Books. The minute books of Relay Mines provided to TSI Medical contain a complete summary of all meetings of directors and shareholders since the time of incorporation of such entity and reflect all transactions referred to in such minutes accurately in all material respects.

5.17 Completeness of Disclosure. No representation or warranty by Relay Mines or Relay Sub in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to TSI Medical pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

ARTICLE 6.
CLOSING CONDITIONS

6.1 Conditions Precedent to Closing by Relay Mines and Relay Sub. The obligations of Relay Mines and Relay Sub to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless any such condition is waived Relay Mines and Relay Sub at the Closing. The Closing of the Merger contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions of closing are for the benefit of Relay Mines and Relay Sub and may be waived by Relay Mines and Relay Sub in their discretion.

(a) Representations and Warranties. The representations and warranties of TSI Medical set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and TSI Medical will have delivered to Relay Mines a certificate dated as of the Closing Date, to the effect that the representations and warranties made by TSI Medical in this Agreement are true and correct.

(b) Performance. All of the covenants and obligations that TSI Medical is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

(c) Merger Documents. This Agreement and all other TSI Medical Merger Documents necessary or reasonably required to consummate the Merger, all in form and substance reasonably satisfactory to Relay Mines or Relay Sub, will have been executed and delivered to Relay Mines and Relay Sub.

(d) Secretary's Certificate - TSI Medical. Relay Mines will have received a certificate of the Secretary of TSI Medical attaching (i) a copy of TSI Medical's articles of incorporation and bylaws, as amended through the Closing Date certified by the Nevada Secretary of State; (ii) certified copies of resolutions duly adopted by the Board of Directors of TSI Medical and the TSI Medical Stockholders approving the execution and delivery of this Agreement and the other Merger Documents and the consummation of the Merger and the other transactions contemplated hereby and thereby; and (iii) a certificate as to the incumbency and signatures of the officers of TSI Medical executing this Agreement and the Merger Documents executed on the Closing Date as contemplated by this Agreement.

(e) Supplement to Schedules. Any additional disclosures of TSI Medical made pursuant to Section 7.4 of this Agreement will be acceptable to Relay Mines and Relay Sub in their sole discretion.

(f) Third Party Consents. TSI Medical will have received duly executed copies of all third party consents and approvals contemplated by the Merger Documents, in form and substance reasonably satisfactory to Relay Mines.

(g) No Material Adverse Change. No TSI Medical Material Adverse Effect will have occurred since the date of this Agreement.

(h) No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent the consummation of any of the Merger contemplated by this Agreement, or (ii) cause the Merger to be rescinded following consummation.

(i) Due Diligence Review. Relay Mines and Relay Sub will be reasonably satisfied in all respects with their due diligence investigation and review of TSI Medical.

(j) Compliance with Securities Laws. Relay Mines will have received evidence satisfactory to Relay Mines that all shares of Relay Mines Common Stock issuable in the Merger will be issuable without registration pursuant to the Securities Act in reliance on the exemptions from the registration requirements of the Securities Act provided by Rule 506 of Regulation D or in reliance on the safe harbour from the registration requirements of the Securities Act provided by Regulation S. In order to establish the availability of an exemption or safe harbour from the registration requirements of the Securities Act for each issuance of Relay Mines Common Stock to each shareholder of TSI Medical, TSI Medical will deliver to Relay Mines on Closing investment representation letters executed by each shareholder of TSI Medical, other than Dissenting Shareholders as contemplated below:

(i) each shareholder of TSI Medical who is not a U.S. Person and who otherwise satisfies the eligibility requirements for issuance of Relay Mines Common Stock in accordance with Rule 903 of Regulation S of the Securities Act will deliver the Regulation S Investment Letter in a form reasonably acceptable to legal counsel for Relay Mines and for TSI Medical; and

(ii) each shareholder of TSI Medical resident in the United States will deliver the Regulation D Investment Letter in a form reasonably acceptable to legal counsel for Relay Mines and for Exelar Medical and TSI Medical.

(k) Delivery of Financial Statements. TSI Medical will have delivered to Relay such financial statements as, in the opinion of the auditors for Relay, are required to permit Relay to make the necessary filings under the Exchange Act in connection with the Merger.

(l) Exercise of Appraisal Rights. The holders of no more than two (2%) percent of the issued and outstanding shares of TSI Medical Common Stock will have exercised appraisal rights under Nevada Law as Dissenting Shareholders. TSI Medical and Relay Mines will have resolved all matters of appraisal and payment under Nevada Law for each Dissenting Shareholder to Relay Sub's satisfaction.

6.2 Conditions Precedent to Closing by TSI Medical. The obligation of TSI Medical to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless such condition is waived by TSI Medical at the Closing. The Closing of the Merger will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of TSI Medical and may be waived by TSI Medical in its discretion.

(a) Representations and Warranties. The representations and warranties of Relay Mines and Relay Sub and the Principal Shareholders set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Relay Mines and Relay Sub will have delivered to TSI Medical a certificate dated the Closing Date, to the effect that the representations and warranties made by Relay Mines and Relay Sub in this Agreement are true and correct.

(b) Performance. All of the covenants and obligations that Relay Mines and Relay Sub are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Relay Mines and Relay Sub must have delivered each of the documents required to be delivered by them pursuant to this Agreement.

(c) Merger Documents. This Agreement and all Relay Mines Merger Documents, all in form and substance reasonably satisfactory to TSI Medical, will have been executed and delivered by Relay Mines and Relay Sub, as applicable.

(d) Secretary's Certificate - Relay Mines. TSI Medical will have received a certificate of the Secretary of Relay Mines attaching (a) a copy of Relay Mines' certificate of incorporation, as amended through the Closing Date certified by the Secretary of State of the State of Nevada; (b) a true and correct copy of Relay Mines' bylaws, as amended; (c) certified copies of resolutions duly adopted by the Board of Directors of Relay Mines and the sole stockholder of Relay Sub, approving the execution and delivery of this Agreement and the other Merger Documents and the consummation of the Merger and the ot her transactions contemplated hereby and thereby; and (d) a certificate as to the incumbency and signatures of the officers of Relay Mines executing this Agreement and the Merger Documents executed by Relay Mines on the Closing Date as contemplated by this Agreement.

(e) Exercise of Appraisal Rights. The holders of no more than two (2%) percent of the issued and outstanding shares of TSI Medical Common Stock will have exercised appraisal rights under Nevada Law as Dissenting Shareholders. TSI Medical and Relay Mines will have resolved all matters of appraisal and payment under Nevada Law for each Dissenting Shareholder to TSI Medical's satisfaction.

(f) Supplement to Schedules. Any additional disclosures of Relay Mines made pursuant to Section 7.4 of this Agreement will be acceptable to TSI Medical in its sole discretion.

(g) Third Party Consents. Relay Mines and Relay Sub will have obtained duly executed copies of all third-party consents and approvals contemplated by the Merger documents, in form and substance reasonably satisfactory to TSI Medical.

(h) No Material Adverse. No event will have occurred since the date of this Agreement that has had a material adverse effect on the business, operations, assets, properties, prospects or conditions of Relay Mines and Relay Sub taken as a whole.

(i) No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent consummation of any of the Merger contemplated by this Agreement; or (ii) cause the Merger to be rescinded following consummation.

(j) Schedule 14F Filing. Relay will have made the filing required by Paragraph 7.10.

(k) Cancellation of Control Shares. The Principal Shareholders will have surrendered all 60,000,000 shares of Relay Mines Common Stock owned by them to Relay Mines for cancellation without consideration.

(l) Adoption of Option Plan. Relay Mines will have adopted an option plan substantially the same as the TSI Medical Option Plan.

ARTICLE 7.
ADDITIONAL COVENANTS OF THE PARTIES

7.1 Access and Investigation. Between the date of this Agreement and the Closing Date, TSI Medical, on the one hand, and Relay Mines, on the other hand, will, and will cause each of their respective representatives to, (a) afford the other and its representatives full and free access to its personnel, properties, contracts, books and records, and other documents and data, (b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request, and (c) furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request. All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to cooperate with the other party and its representatives in connection with such investigations.

7.2 Confidentiality. All information regarding the business of TSI Medical including, without limitation, financial information that TSI Medical provides to Relay Mines during Relay Mines' due diligence investigation of TSI Medical will be kept in strict confidence by Relay Mines and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Relay Mines or disclosed to any third party (other than Relay Mines' professional accounting and legal advisors) without the prior written consent of TSI Medical. If the Merger contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from the TSI Medical, Relay Mines will immediately return to TSI Medical any information received regarding TSI Medical's business. Likewise, all information regarding the business of Relay Mines including, without limitation, financial information that Relay Mines provides to TSI Medical during its due diligence investigation of Relay Mines will be kept in strict confidence by TSI Medical and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by TSI Medical or disclosed to any third party (other than TSI Medical's professional accounting and legal advisors) without Relay Mines' prior written consent. If the Merger contemplated by this Agreement do not proceed for any reason, then upon receipt of a written request from Relay Mines, TSI Medical will immediately return to Relay Mines (or as directed by Relay Mines) any information received regarding Relay Mines' business.

7.3 Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenant in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

7.4 Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to this Agreement, TSI Medical will not, directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any nonpublic information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity (other than Relay Mines ) relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of TSI Medical, or any merger, consolidation, business combination, or similar transaction.

7.5 Conduct of TSI Medical Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that Relay Mines otherwise consents in writing, TSI Medical will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

7.6 Certain Acts Prohibited - TSI Medical. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, TSI Medical will not, without the prior written consent of Relay Mines:

(a) amend its memorandum and articles, by-laws or other organizational documents;

(b) incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of TSI Medical, except as disclosed in a Schedule to this Agreement;

(c) dispose of or contract to dispose of any TSI Medical property or assets except in the ordinary course of business consistent with past practice;

(d) issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the TSI Medical Common Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

(e) (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the TSI Medical Common Stock, or (ii) split, combine or reclassify any TSI Medical Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of TSI Medical Common Stock; or

(f) materially increase benefits or compensation expenses of TSI Medical, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a Plan or arrangement as in effect on the date of this Agreement to any such person.

7.7 Certain Acts Prohibited - Relay Mines. Except as expressly contemplated by this Agreement and the Exelar Medical Funding Agreement, between the date of this Agreement and the Closing Date, Relay Mines will not, without the prior written consent of TSI Medical:

(a) amend its certificate of incorporation, by-laws or other organizational documents;

(b) incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Relay Mines, except as disclosed in a Schedule to this Agreement;

(c) dispose of or contract to dispose of any Relay Mines property or assets except in the ordinary course of business consistent with past practice;

(d) issue or sell shares of Relay Mines Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities, other than in the Relay Mines Private Placement;

(e) (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Relay Mines Stock, or (ii) split, combine or reclassify any Relay Mines Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Relay Mines Stock; or

(f) materially increase benefits or compensation expenses of Relay Mines, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a Plan or arrangement as in effect on the date of this Agreement to any such person.

7.8 Shareholders Meeting. As soon as is practical after execution of this Agreement, TSI Medical will prepare and deliver a Notice of Meeting in connection with the approval of the shareholders of TSI Medical of the Merger (the "Notice of Meeting'). Relay Mines will provide to TSI Medical all information relating to Relay Mines and Relay Sub as reasonably required to prepare the Notice of Meeting in compliance with applicable corporate laws. TSI Medical will provide a copy of the Notice of Meeting to Relay Mines and its legal counsel for their review and comment prior to delivery to the shareholders of TSI Medical. TSI Medical will use its commercially reasonable efforts to finalize the Notice of Meeting and obtain the approval of the shareholders of TSI Medical to the Merger. TSI Medical will ensure the meeting is conducted in accordance with applicable laws.

7.9 Public Announcements. Relay Mines and TSI Medical each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Merger contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their consent to such announcement.

7.10 Relay Mines Board of Directors. Immediately upon the Closing, the current directors of Relay Mines will adopt resolutions appointing a new board of directors for Relay Mines consisting of three (3) members, Logan B. Anderson, Harold C. Moll and Peter Hogendoorn. Relay Mines will prepare and file a Schedule 14F information statement with the SEC as required under the Exchange Act in connection with the change of directors arising in connection with the completion of the Merger.

7.11 Relay Mines Name Change. Relay Mines agrees that it will change its corporate name to "XLR Medical Corp. ', which name change will be effected by merging the Relay Sub into Relay Mines. If the Merger is not consummated for any reason, Relay Mines will not proceed with the change of its corporate name to "XLR Medical Corp.'. TSI Medical acknowledges that completion of the name change is not a condition precedent to completion of the Merger.

ARTICLE 8.
CLOSING

8.1 Closing. The Closing shall take place on the Closing Date at the offices of the lawyers for TSI Medical or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for TSI Medical and Relay Mines, provided such undertakings are satisfactory to each party's respective legal counsel.

8.2 Closing Deliveries of TSI Medical. At Closing, TSI Medical will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to Relay Mines: (a) copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors of TSI Medical evidencing approval of this Agreement and the Merger; (b) the certificate and attached documents required by Section 6.1(d) of this Agreement; (c) a certificate of an officer of TSI Medical, dated as of Closing, certifying that (a) each covenant and obligation of TSI Medical has been complied with, and (b) each representation, warranty and covenant of TSI Medical is true and correct at the Closing as if made on and as of the Closing;

(d) the Articles of Merger duly executed by TSI Medical and any other TSI Medical Merger Documents, each duly executed by TSI Medical, as required to give effect to the Merger; and

(e) a copy of the Minutes of the Shareholders Meeting agreeing to the Merger.

8.3 Closing Deliveries of Relay Mines. At Closing, Relay Mines will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to TSI Medical:

(a) copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors of Relay Mines and the shareholder and directors of Relay Sub evidencing approval of this Agreement and the Merger;

(b) a certificate of an officer of Relay Mines, dated as of Closing, certifying that (a) each covenant and obligation of Relay Mines has been complied with, and (b) each representation, warranty and covenant of Relay Mines is true and correct at the Closing as if made on and as of the Closing;

(c) a certificate of an officer of Relay Sub, dated as of Closing, certifying that (a) each covenant and obligation of Relay Sub has been complied with, and (b) each representation, warranty and covenant of Relay Sub is true and correct at the Closing as if made on and as of the Closing;

(d) the certificate and attached documents required by Section 6.2(d) of this Agreement;

(e) the Articles of Merger duly executed by Relay Sub and any other Relay Mines Merger Documents, each duly executed by Relay Mines and Relay Sub, as required to give effect to the Merger;

(f) the resolution required by Section 6.2(n) of this Agreement;

(g) evidence of the surrender of stock as required by Section 6.2(o) of this Agreement;

(h) the minute books and all corporate records of Relay Mines; and

(i) a list of all bank, trust, savings, checking or other accounts of Relay Mines.

ARTICLE 9.
TERMINATION

9.1 Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(a) mutual agreement of Relay Mines, Relay Sub and TSI Medical;

(b) Relay Mines, if there has been a breach by TSI Medical of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of TSI Medical that is not cured, to the reasonable satisfaction of Relay Mines, within ten business days after notice of such breach is given by Relay Mines (except that no cure period will be provided for a breach by TSI Medical that by its nature cannot be cured);

(c) TSI Medical, if there has been a breach by Relay Mines or the Principal Shareholders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Relay Mines or the Principal Shareholders that is not cured by the breaching party, to the reasonable satisfaction of TSI Medical, within ten business days after notice of such breach is given by TSI Medical (except that no cure period will be provided for a breach by Relay Mines or the Principal Shareholders that by its nature cannot be cured);

(d) Relay Mines or TSI Medical, if the Merger contemplated by this Agreement has not been consummated prior to August 31, 2004, unless the parties agree to extend such date; or

(e) Relay Mines or TSI Medical if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Merger contemplated by this Agreement has become final and nonappealable.

9.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 9.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

ARTICLE 10.
INDEMNIFICATION; REMEDIES; SURVIVAL

10.1 Certain Definitions. For the purposes of this Article 10, the terms "Loss' and "Losses' means any and all demands, claims, actions or causes of action, assessments, losses, damages. liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Relay Mines or TSI Medical including damages for lost profits or lost business opportunities.

10.2 Agreement of TSI Medical to Indemnify. TSI Medical will indemnify, defend, and hold harmless Relay Mines and Relay Sub, its respective officers, directors, shareholders, employees and affiliates from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Relay Mines and Relay Sub by reason of, resulting from, based upon or arising out of:

(a) the breach by TSI Medical of any representation or warranty of TSI Medical contained in or made pursuant to this Agreement, or certificate or instrument delivered pursuant to this Agreement;

(b) the breach or partial breach by TSI Medical of any covenant or agreement of TSI Medical made in or pursuant to this Agreement, or other certificate or instrument delivered pursuant to this Agreement.

10.3 Agreement of Relay Mines to Indemnify. Relay Mines and Relay Sub will indemnify, defend, and hold harmless TSI Medical from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by TSI Medical by reason of, resulting from, based upon or arising out of:

(a) the breach by Relay Mines or Relay Sub of any representation or warranty of Relay Mines or Relay Sub contained in or made pursuant to this Agreement, any Relay Mines Merger Document or certificate or instrument delivered pursuant to this Agreement;

(b) the breach or partial breach by Relay Mines or Relay Sub of any covenant or agreement of Relay Mines or Relay Sub made in or pursuant to this Agreement, or any Relay Mines Merger Document or other certificate or instrument delivered pursuant to this Agreement.

ARTICLE 11.
MISCELLANEOUS PROVISIONS

11.1 Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Closing Date and continue in full force and effect until six (6) months after the Closing Date.

11.2 Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

11.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

11.4 Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Merger contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

11.5 Entire Agreement. This Agreement, the exhibits, schedules attached hereto and the other Merger Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

11.6 Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to TSI Medical:

TSI MEDICAL CORP.
Suite 202, 810 Peace Portal Drive
Blaine, Washington 98230
Attention: Derek R. Van Laare, President
Telephone: (604) 726-0880
Facsimile: (508) 632-7694
E-Mail: dvanlaare@telus.net

With a copy (which will not constitute notice) to:

Stephen F.X. O'Neill, Esq.
O'Neill Law Group PLLC
Suite 1010, 435 Martin Street
Blaine, Washington 98230
Telephone: (330) 360-3300
Facsimile: (330) 332-2291
E-Mail: son@stockslaw.com

If to Relay Mines:

RELAY MINES LIMITED
1040 West Georgia Street, Suite 1160
Vancouver, British Columbia
Canada V6E 4H1
Attention: Carlo Civelli, President
Telephone: (604) 605-0885
Facsimile: (604) 605-0886
E-Mail: maryna@callinan.com

With a copy (which will not constitute notice) to:

Conrad C. Lysiak, Esq.
601 West First Avenue, Suite 503
Spokane, Washington 99201
Telephone: (509) 624-1475
Facsimile: (509) 747-1770
E-mail: cclysiak@qwest.net

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

11.7 Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

11.8 Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

11.9 Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

11.10 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia applicable to contracts made and to be performed therein.

11.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

11.12 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

11.13 Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

11.14 Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

RELAY MINES LIMITED
a Nevada corporation by its authorized signatory:

/s/ Carlo Civelli
Signature of Authorized Signatory

Carlo Civelli
Name of Authorized Signatory

Director
Position of Authorized Signatory

TSI MEDICAL CORP.
a Nevada corporation by its authorized signatory:

/s/ Derek Van Laare
Signature of Authorized Signatory

Derek Van Laare
Name of Authorized Signatory

President
Position of Authorized Signatory

SIGNED, SEALED AND DELIVERED
BY CARLO CIVELLI in the presence of:

/s/ Alba Grasso
Signature of Witness

Alba Grasso Name of Witness	/s/ Carlo Civelli CARLO CIVELLI

Collefresco 210
Address of Witness
Montalcino, Italy

SIGNED, SEALED AND DELIVERED
BY BRUNO MOSIMANN in the presence of:

/s/ Regine Schoch
Signature of Witness

Regine Schoch Name of Witness	/s/ Bruno Mosimann BRUNO MOSIMANN

Albisriederstr. 164
Address of Witness
CH-8040 Zurich / Switzerland

TSI MED ACQUISITION CORP.
a Nevada corporation by its authorized signatory:

/s/ Reg Handford
Signature of Authorized Signatory

Reg Handford
Name of Authorized Signatory

President
Position of Authorized Signatory

SCHEDULE 2.1
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CIVELLI, MOSIMANN, TSI MEDICAL CORP.,
RELAY MINES LIMITED AND TSI MED ACQUISITION CORP.
ARTICLES OF MERGER

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more and attach an 81/2" x 11'' blank sheet containing the than four merging entities, check box required information for each additional entity.
TSI MEDICAL CORP. Name of merging entity

Nevada Jurisdiction	Corporation Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,
TSI MED ACQUISITION CORP.
Name of surviving entity

Nevada Jurisdiction	Corporation Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

[ x ]	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).
[ ]	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if and attach an 8 1/2" x 11'' blank sheet there are more than four merging entities, check box containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.

Important., Read attached instructions before completing form.

(b) The plan was approved by the required consent of the owners of *:

TSI MEDICAL CORP.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

TSI MED ACQUISITION CORP.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):
[ ]	(a) The entire plan of merger is attached;
or,
[ x ]

(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)":

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them ''Restated'' or ''Amended and Restated,'' accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)* and attach an 8%'' x 1 1 '' blank

(if there are more than four merging entities, check box sheet containing the required information for each additional entity.):

TSI MEDICAL CORP.
Name of merging entity
President
Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

TSI MED ACQUISITION CORP.
Name of merging entity
President
Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

SCHEDULE 2.9A
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CIVELLI, MOSIMANN, TSI MEDICAL CORP.,
RELAY MINES LIMITED AND TSI MED ACQUISITION CORP.

CERTIFICATE OF NON-U.S. SHAREHOLDER
OF RELAY MINES LIMITED

In connection with the issuance of common stock ("Relay Mines Common Stock") of Relay Mines Limited, a Nevada corporation (" Relay Mines"), to the undersigned, pursuant to that certain Agreement and Plan of Merger dated August 12, 2004 among Relay Mines, TSI Med Acquisition Corp., a Nevada corporation, Carlo Civelli, Bruno Mosimann and TSI Medical Corp., a Nevada corporation (the "Target"), the undersigned hereby agrees, represents and warrants that he, she or it:

1. is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended ("U.S. Securities Act") (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2. was outside the U.S. when the shareholders of the Target approved of the Merger (as such is defined in the Agreement and Plan of Merger);

3. the Relay Mines Common Stock is not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

4. acknowledges and agrees not to engage in hedging transactions with regard to the Relay Mines Common Stock prior to the expiration of the one (1) year distribution compliance period set forth in Rule 903(b)(3) of Regulation S under the U.S. Securities Act;

5. acknowledges and agrees that Relay Mines shall refuse to register any trans fer of the Relay Mines Common Stock not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

6. understands and agrees that the Relay Mines Common Stock will bear the following legends:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

Signature	Date
Print Name	Title (if Applicable)
Address

SCHEDULE 2.9B
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CIVELLI, MOSIMANN, TSI MEDICAL CORP.,
RELAY MINES LIMITED AND TSI MED ACQUISITION CORP.

CERTIFICATE OF U.S. SHAREHOLDER
OF RELAY MINES LIMITED

In connection with the issuan ce of common stock ("Relay Mines Common Stock") of Relay Mines Limited, a Nevada corporation (" Relay Mines"), to the undersigned, pursuant to that certain Agreement and Plan of Merger dated August 12, 2004 among Relay Mines, TSI Med Acquisition Corp., a Nevada corporation, Carlo Civelli, Bruno Mosimann and TSI Medical Corp., a Nevada corporation (the "Target"), the undersigned hereby agrees, represents and warrants that he, she or it:

1. Acquired Entirely for Own Account.

The undersigned represents and warrants that he, she or it is acquiring the Relay Mines Common Stock solely for the undersigned's own account for investment and not with a view to or for sale or distribution of the Relay Mines Common Stock or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the Relay Mines Common Stock or any portion thereof in any transaction other than a transaction complying with the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and applicable state and provincial securities laws, or pursuant to an exemption therefrom. The undersigned also represents that the entire legal and beneficial interest of the Relay Mines Common Stock that he, she or it is acquiring is being acquired for, and will be held for, the undersigned's account only, and neither in whole nor in part for any other person or entity.

2. Information Concerning Relay Mines.

The undersigned acknowledges that he, she or it has received all such information as the undersigned deems necessary and appropriate to enable him, her or it to evaluate the financial risk inherent in making an investment in the Relay Mines Common Stock, including but not limited to Relay Mines' Form 10-KSB filed with the U.S. Securities and Exchange Commission, and the documents and materials included therewith, which includes a description of the risks inherent in an investment in Relay Mines and an Information Statement in connection with the Merger (as such term is defined in the Agreement and Plan of Merger) (the "Disclosure Documents"). The undersigned further acknowledges that he, she or it has received satisfactory and complete information concerning the business and financial condition of Relay Mines in response to all inquiries in respect thereof.

3. Economic Risk and Suitability.

The undersigned represents and warrants as follows:

(a) the undersigned realizes that the Relay Mines Common Stock involves a high degree of risk and are a speculative investment, and that he, she or it is able, without impairing the undersigned's financial condition, to hold the Relay Mines Common Stock for an indefinite period of time;

(b) the undersigned recognizes that there is no assurance of future profitable operations and that investment in Relay Mines involves substantial risks, and that the undersigned has taken full cognizance of and understands all of the risk factors related to the Relay Mines Common Stock;

(c) the undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax and financial advisors the suitability of an investment in Relay Mines for the particular tax and financial situation of the undersigned and that the undersigned and/or the undersigned's advisors have determined that the Relay Mines Common Stock is a suitable investment for the undersigned;

(d) the financial condition and investment of the undersigned are such that he, she or it is in a financial position to hold the Relay Mines Common Stock for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the value of the Relay Mines Common Stock;

(e) the undersigned alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of acquiring the Relay Mines Common Stock, or has a pre-existing personal or business relationship with Relay Mines or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of Relay Mines or such other person;

(f) the undersigned has carefully read the Disclosure Documents and Relay Mines has made available to the undersigned or the undersigned's advisors all information and documents requested by the undersigned relating to investment in the Relay Mines Common Stock, and has provided answers to the undersigned's satisfaction to all of the undersigned's questions concerning Relay Mines;

(g) if the undersigned is a partnership, trust, corporation or other entity: (1) it was not organized for the purpose of acquiring the Relay Mines Common Stock (or all of its equity owners are "accredited investors" as defined in Section 6 below); (2) it has the power and authority to execute this Certificate and the person executing said document on its behalf has the necessary power to do so; (3) its principal place of business and principal office are located within the state set forth in its address below; and (4) all of its trustees, partners and/or shareholders, whichever the case may be, are bona fide residents of said state;

(h) the undersigned understands that neither Relay Mines nor any of its officers or directors has any obligation to register the Relay Mines Common Stock under any federal or other applicable securities act or law;

(i) the undersigned has relied solely upon the Disclosure Documents, advice of his or her representatives, if any, and independent investigations made by the undersigned and/or his or her the undersigned representatives, if any, in making the decision to acquire the Relay Mines Common Stock and acknowledges that no representations or agreements other than those set forth in the Disclosure Documents have been made to the undersigned in respect thereto;

(j) all information which the undersigned has provided concerning the undersigned himself, herself or itself is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the issuance of the Relay Mines Common Stock, he, she or it will immediately provide such information to Relay Mines;

(k) the undersigned confirms that the undersigned has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding acquiring the Relay Mines Common Stock; and

(l) the undersigned is at least 21 years of age and is a citizen of the United States residing at the address indicated below.

4. Restricted Securities.

The undersigned acknowledges that Relay Mines has hereby disclosed to the undersigned in writing:

(a) the Relay Mines Common Stock that the undersigned is acquiring have not been registered under the Securities Act or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the Securities Act or an exemption from such registration is available; and

(b) Relay Mines will make a notation in its records of the above described restrictions on transfer and of the legend described below.

5. Legends.

The undersigned agrees that the Relay Mines Common Stock will bear the following legends:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT."

6. Suitable Investor.

In order to establish the qualification of the undersigned to acquire the Relay Mines Common Stock, the information requested in either subsection 6(a) or (b) below must be supplied.

(a) The undersigned is an "accredited investor," as defined in Securities and Exchange Commission (the "SEC") Rule 501. An "accredited investor" is one who meets any of the requirements set forth below. The undersigned represents and warrants that the undersigned falls within the category (or categories) marked. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE UNDERSIGNED, SATISFY, BY PLACING AN "X" ON THE APPROPRIATE LINE BELOW.

_____	Category 1.	A bank, as defined in Section 3(a)(2) of the Securities Act, whether acting in its individual or fiduciary capacity; or
_____	Category 2.	A savings and loan association or other institution as defined in Section 3(a) (5) (A) of the Securities Act, whether acting in its individual or fiduciary capacity; or
_____	Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or
_____	Category 4.	An insurance company as defined in Section 2(13) of the Securities Act; or
_____	Category 5.	An investment company registered under the Investment Company Act of 1940; or
_____	Category 6.	A business development company as defined in Section 2(a) (48) of the Investment Company Act of 1940; or
_____	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or
_____	Category 8.

A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of $5,000,000; or

_____	Category 9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

_____	Category 10.	A private business development company as defined in Section 202(a) (22) or the Investment Advisers Act of 1940; or
_____	Category 11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Interest, with total assets in excess of $5,000,000; or

_____	Category 12.	A director or executive officer of Relay Mines; or
_____	Category 13.	A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds $1,000,000; or

_____	Category 14.

A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;or

_____	Category 15.

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interest, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

_____	Category 16.	An entity in which all of the equity owners are accredited investors.

(b) The undersigned is not an accredited investor and meets the requirements set forth below. PLEASE INDICATE THAT YOU, THE UNDERSIGNED, SATISFY THESE REQUIREMENTS BY PLACING AN "X" ON THE LINE BELOW.

_____

The undersigned, either alone or with the undersigned's representative, has such knowledge, skill and experience in business, financial and investment matters so that the undersigned is capable of evaluating the merits and risks of an investment in the Relay Mines Common Stock. To the extent necessary, the undersigned has retained, at the undersigned's own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of owning the Relay Mines Common Stock. In addition, the amount of the undersigned's investment in the Relay Mines Common Stock does not exceed ten percent (10%) of the undersigned's net worth. The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with acquiring the Relay Mines Common Stock.

7. Understandings.

The undersigned understands, acknowledges and agrees that:

(a) no federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the Relay Mines Common Stock;

(b) this offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein;

(c) the Relay Mines Common Stock is "restricted securities" in the U.S. under the Securities Act. There can be no assurance that the undersigned will be able to sell or dispose of the Relay Mines Common Stock. It is understood that in order not to jeopardize this offering's exempt status under Section 4(2) of the Act, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder;

(d) the representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date the Relay Mines Common Stock is acquired as if made on and as of such date; and

(e) THE RELAY MINES COMMON STOCK MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNDERSIGNED SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN WITNESS WHEREOF, I have executed this Certificate of U.S. Shareholder.

Signature	Date
Print Name	Title (if Applicable)
Address

SCHEDULE 3.3
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CIVELLI, MOSIMANN, TSI MEDICAL CORP.,
RELAY MINES LIMITED AND TSI MED ACQUISITION CORP.

CAPITALIZATION OF TSI MEDICAL

The aggregate number of shares which TSI Medical Corp. shall have authority to issue shall consist of 100,000,000 shares of common stock, par value $0.001.

There are 9,492,667 shares of common stock are issued and outstanding.

There are 1,450,000 outstanding options to purchase shares of common stock at an exercise price of $0.50 per share expiring May 31, 2009 and 54,367 outstanding warrants to purchase shares of common stock at a price of $0.75 per share expiring October 1, 2006.

The Company has entered into a Technology Acquisition and Funding Agreement dated March 22, 2004 (the "TFA Agreement') with Exelar Corporation ("Exelar') and Exelar Medical Corporation ("EMC') with respect to the funding of EMC. Under the terms of the TFA Agreement following completion of certain funding by TSI Medical, Exelar will have the right to transfer its interest in EMC to TSI Medical in exchange for shares of TSI Medical's common stock representing 49% of the outstanding shares of TSI Medical.

TSI Medical is obligated to issue 300,000 shares of its common stock to Imaging Technology Ventures, Inc. of Hillsborough, California by way of finder's fee in connection with its agreement with Exelar.

Other than the above, there are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements or commitments obligating TSI Medical Corp. to issue additional shares of common stock or preferred stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from TSI Medical Corp. any shares of common stock or preferred stock.

There are no agreements purporting to restrict the transfer of any shares of TSI Medical Corp., no voting agreement, voting trusts, or other arrangements restricting or affecting the voting of the shares of TSI Medical Corp.

SCHEDULE 3.4
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CIVELLI, MOSIMANN, TSI MEDICAL CORP.,
RELAY MINES LIMITED AND TSI MED ACQUISITION CORP.
TSI MEDICAL SUBSIDIARIES

TSI Medical has a wholly-owned subsidiary incorporated in the Province of British Columbia, Canada called 689158 B.C. Ltd.

SCHEDULE 3.6
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CIVELLI, MOSIMANN, TSI MEDICAL CORP.,
RELAY MINES LIMITED AND TSI MED ACQUISITION CORP.
ACTIONS AND PROCEEDINGS

TSI Medical's subsidiary, 689158 B.C. Ltd., received a default notice from The Charles F. White Corporation ("CFW') dated July 14, 2004 in connection with a loan agreement dated as of March 8, 2004 between 689158 B.C. Ltd. and CFW. CFW demands payment of the total indebtedness outstanding as at July 2, 2004, being $602,121.24, plus interest accrued from July 2, 2004. The loan is guaranteed by TSI Medical. Management of TSI Medical have been in discussions with the principal of CFW, who has indicated to management of TSI Medical that he will be willing to extend the payment terms for the loan. A formal extension has not yet been concluded. TSI Medical's guarantee of the loan is secured by its 826,240 common shares of Techniscan, Inc.

SCHEDULE 3.9
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CIVELLI, MOSIMANN, TSI MEDICAL CORP.,
RELAY MINES LIMITED AND TSI MED ACQUISITION CORP.
TSI MEDICAL FINANCIAL STATEMENTS

Unaudited Financial Statements as of January 31, 2004.

Audited Financial Statements as of January 31, 2003 and 2002.

TSI MEDICAL CORP.
(Formerly Purcell Ventures, Inc.)
(A Development Stage Company)

FINANCIAL STATEMENTS

JANUARY 31, 2004
(Unaudited)
(Stated in U.S. Dollars)

TSI MEDICAL CORP.
(Formerly Purcell Ventures, Inc.)
(A Development Stage Company)

BALANCE SHEET
(Unaudited)
(Stated in U.S. Dollars)

	JANUARY 31 2004	JANUARY 31 2003
ASSETS
Current
Cash	$6,077	$32
Investment (Note 3)	385,568	-
Loan Receivable(Note 4)	345,000
	$736,645	$32
LIABILITIES
Current
Accounts payable	$88,875	$14,705
Loans and advances payable (Notes 4 and 6)	120,000	49,100
Loan-C.F.White (Note 4)	500,000
Other Advances	79,047
	787,922	63,805
SHAREHOLDERS' EQUITY (DEFICIENCY)
Share Capital
Authorized:
100,000,000 common shares, par value $0.001 per share
Issued and outstanding:
8,512,500 common shares at January 31, 2003 and
9,492,667 common shares at January 31, 2004	9,492	8,513
Additional paid-in capital	810,824	282,737
Deficit Accumulated During The Development Stage	(871,593)	(355,023)
	(51,277)	(63,773)
	$736,645	$32

TSI MEDICAL CORP.
(Formerly Purcell Ventures, Inc.)
(A Development Stage Company)

STATEMENT OF OPERATIONS AND DEFICIT
(Unaudited)
(Stated in U.S. Dollars)

	YEAR ENDED JANUARY 31 2004	YEAR ENDED JANUARY 31 2003	INCEPTION DECEMBER 21 2000 TO JANUARY 31 2004
Expenses
Consulting	$134,550	$44,500	$188,050
Management fees	90,000	60,000	150,000
Office administration Fees		1,500	1,500
Office and sundry	14,669	10,839	25,508
Interest	15,759		15,759
Professional fees	87,587	33,674	126,834
Public relations	35,992		35,992
Rent		750	750
Travel and promotion	133,128	66,187	199,315
Transfer Agent Fees	4885		4885

Loss Before The Following	516,570	217,450	748,593
Write Off Of Advances To Joint Venture (Note 1(b))		123,000	123,000
Net Loss For The Period		340,450	871,593
Deficit Accumulated During The Development Stage, Beginning Of Period	355,023	14,573
Deficit Accumulated During The Development Stage, End Of Period	$871,593	$355,023
Basic And Diluted Loss Per Share	$0.97	$0.01
Weighted Average Number Of Common Shares Outstanding	8,990,024	8,422,721

TSI MEDICAL CORP.
(Formerly Purcell Ventures, Inc.)
(A Development Stage Company)

STATEMENT OF STOCKHOLDERS' (DEFICIENCY) EQUITY

January 31, 2004
(Unaudited)
(Stated in U.S. Dollars)
	COMMON STOCK
	NUMBER OF SHARES	AMOUNT	ADDITIONAL PAID-IN CAPITAL	DEFICIT	TOTAL
Balance, January 31, 2001	-	$-	$-	$-	$-
January 11, 2002 - Shares issued for cash at $0.001	5,000,000	5,000	-	-	5,000
January 29, 2002 - Shares issued for cash at $0.01	3,000,000	3,000	27,000	-	30,000
Net loss for the year	-	-	-	(14,573)	(14,573)
Balance, January 31, 2002	8,000,000	8,000	27,000	(14,573)	20,427
March 15, 2002 - Shares issued for cash at $0.50	250,000	250	124,750	-	125,000
April 30, 2002 - Shares issued for cash at $0.50	140,000	140	69,860	-	70,000
May 31, 2002 - Shares issued for cash at $0.50	60,500	61	30,189	-	30,250
June 25, 2002 - Shares issued for cash at $0.50	62,000	62	30,938	-	31,000
Net loss for the year	-	-	-	(340,450)	(340,450)
Balance, January 31, 2003	8,512,500	8,513	282,737	(355,023)	(63,773)
June 23, 2003 - Shares issued for cash at $0.50	432,500	432	215,818	-	216,250
September 30, 2003 Shares issued for cash at $0.75	547,667	547	312,269		312,816
Net loss for the period	-	-	-	(516,570)	(516,570)
Balance, January 31, 2004	9,492,667	$9,492	$810,824	$(871,593)	$(51,277)

TSI MEDICAL CORP.
(Formerly Purcell Ventures, Inc.)
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

January 31, 2004
(Unaudited)
(Stated in U.S. Dollars)

1. NATURE OF OPERATIONS
a)	Organization
The Company was incorporated in the state of Nevada, U.S.A., on December 21, 2000. On June 19, 2003, the Company changed its name from Purcell Ventures, Inc. to TSI Medical Corp.
b)	Development Stage Activities

The Company was originally organized to seek business opportunities in the high technology field. In January of 2002, the Company entered into a joint venture letter agreement for the development and marketing of a technology for automobile air bag inflation as more particularly described below (the "Airbag Technology').The Airbag Technology is a patented technology for automotive airbag inflation using cool gases. The Company provided initial funding to the Airbag Technology of $123,000 but decided not to proceed and has written the off those advances.

The Company subsequently negotiated the terms of a proposed joint venture with TechniScan, Inc. ("TechniScan') to develop, market and sell medical devices including a breast cancer imaging system (the "SafeScan Imaging System') employing TechniScan's proprietary inverse scattering technology (the "Technology').The Company decided not to proceed with the TechniScan Joint Venture and has converted the advances made into equity of TechniScan, Inc.

The Company on January 14, 2004 entered into a Letter of Intent with Exelar Corporation to provide funding for the continued development of Exelar's technology which utilizes small super conducting magnets to control therapeutic radiation doses delivered by photon linear accelerators.The Company entered into final agreement on March 25, 2004.(See subsequent events)

Since inception, the Company has suffered recurring losses and net cash outflows from operations. The Company expects to continue to incur substantial losses to complete the development of its business. Since its inception, the Company has funded operations through common stock issuances and related party loans in order to meet its strategic objectives. Management believes that sufficient funding will be available to meet its business objectives, including anticipated cash needs for working capital, and is currently pursuing several financing options. However, there can be no assurance that the Company will be able to obtain sufficient funds to continue the development of a business. As a result of the foregoing, there exists substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

TSI MEDICAL CORP.
(Formerly Purcell Ventures, Inc.)
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

January 31, 2004
(Unaudited)
(Stated in U.S. Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.

The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

a)	Development Stage Company

The Company is a development stage company as defined in the Statements of Financial Accounting Standards No. 7. The Company is devoting substantially all of its present efforts to establish a new business and none of its planned principal operations have commenced. All losses accumulated since inception have been considered as part of the Company's development stage activities.

b)	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ from these estimates.

c)	Income Taxes

The Company has adopted Statement of Financial Accounting Standards No. 109 - "Accounting for Income Taxes' (SFAS 109). This standard requires the use of an asset and liability approach for financial accounting and reporting on income taxes. If it is more likely than not that some portion or all if a deferred tax asset will not be realized, a valuation allowance is recognized.

d)	Stock Based Compensation

The Company measures compensation cost for stock based compensation using the intrinsic value method of accounting as prescribed by A.P.B. Opinion No. 25 - "Accounting for Stock Issued to Employees'. The Company has adopted those provisions of Statement of Financial Accounting Standards No. 123 - "Accounting for Stock Based Compensation',

TSI MEDICAL CORP.
(Formerly Purcell Ventures, Inc.)
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

January 31, 2004
(Unaudited)
(Stated in U.S. Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

which require disclosure of the pro-forma effect on net earnings and earnings per share as if compensation cost had been recognized based upon the estimated fair value at the date of grant for options awarded.

e)	Financial Instruments
The Company's financial instruments consist of cash, accounts payable, and loans and advances payable.

Unless otherwise noted, it is management's opinion that this Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

f)	Net Loss Per Share

In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128 - "Earnings Per Share' ("SFAS 128'). Under SFAS 128, basic and diluted earnings per share are to be presented. Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding in the period. Diluted earnings per share takes into consideration common shares outstanding (computed under basic earnings per share) and potentially dilutive common shares.

3. INVESTMENT (PROPOSED JOINT VENTURE AGREEMENT)

The Company and TechniScan, Inc. ("TechniScan') have executed an operating agreement (the "Operating Agreement') to effect a joint venture. The material provisions of the Operating Agreement, as amended July 31, 2003, can be summarized as follows:

a)

The parties have formed a Utah limited liability company called SafeScan Medical Systems, LLC ("SafeScan') for the purposes of commercializing TechniScan's Proprietary Inverse Scattering Technology (the "Technology').

b)

SafeScan will commercialize the Technology in the form initially of a medical device for breast cancer diagnosis and/or screening (the "SafeScan Imaging System'), and subsequently may pursue other medical products employing the Technology.

7

TSI MEDICAL CORP.
(Formerly Purcell Ventures, Inc.)
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

January 31, 2004
(Unaudited)
(Stated in U.S. Dollars)

3. INVESTMENT (PROPOSED JOINT VENTURE AGREEMENT) (Continued)

c)

TechniScan will grant SafeScan an exclusive worldwide royalty-free license for all medical uses of the Technology and will transfer, to the joint venture, all rights to medical specific patents and provisional patents held by it. In addition, TechniScan will contribute all hardware, software, equipment, supplies, including breast scanner prototypes and other items of property held by it that pertain directly and exclusively to the SafeScan Imaging System. SafeScan will also purchase from TechniScan, at its depreciated book value, other capital equipment, furniture and assets not directly and exclusively related to the breast scanner.

d)

The Company will provide financing direction and financial expertise to the joint venture. The financing to be provided by the Company to the joint venture will be $15,650,000 on the following schedule:

	i)	$165,000 by July 31, 2003, $80,000 of which had been contributed to that date;
	ii)	$500,000 on or before November 15, 2003;
	iii)	$500,000 on or before December 15, 2003;
	iv)	$500,000 on or before January 15, 2004;
	v)	$2,000,000 on or before February 15, 2004;
	vi)	$5,485,000 on or before April 15, 2004; and
	vii)	an additional $6,500,000 on the later of June 30, 2004 or 90 days following FDA approval of the breast imaging device for sale in the United States.
e)

SafeScan will be managed by a management board consisting of up to seven persons including two representatives of each of the Company and TechniScan, and up to three other mutually agreed persons. The management board will control major decisions, approve budgets and major contracts.

f)

SafeScan will enter into a development contract with TechniScan for continuing research and development, and technical support of the Technology, and technical support for commercialization of the SafeScan Imaging System.

g)	TechniScan will have the right to merge its interest in the joint venture into the Company at any time following FDA approval or full financing by the Company on terms to be agreed.
h)

The Company will also purchase 875,000 common shares of TechniScan at $0.40 per share (the "Share Purchase') by December 15, 2003 for total purchase of $350,000, of which $100,000 has been advanced at July 31, 2003. The Share Purchase will represent approximately 3% of the shares of TechniScan (on a fully diluted basis). With the Share Purchase, the Company's direct and indirect interest in SafeScan will be in excess of 51%.

TSI MEDICAL CORP.
(Formerly Purcell Ventures, Inc.)
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

January 31, 2004
(Unaudited)
(Stated in U.S. Dollars)

3. INVESTMENT (PROPOSED JOINT VENTURE AGREEMENT) (Continued)

i)	The Operating Agreement and transfers of assets by TechniScan will close on February 15, 2004 provided the Company has completed all funding required to that date.
j)

In the event that the Company shall default in making any required contributions, TechniScan shall acquire the Company's interest in SafeScan by issuing its common shares to the Company at the lower of $0.60 per share or 150% of the last price at which TechniScan has sold its common shares.

k)	The Company did not proceed with the proposed Joint Venture and converted the funds advanced ($385,568.00) into shares of TechniScan as follows,
	-	551,420 shares at $0.40 per share and,
	-	275,000 shares at $0.60 per share

4. LOANS AND ADVANCES PAYABLE

The loans and advances payable in the amount of $37,913 (January 31, 2003 - $49,100) are interest free with no specific terms of repayment and are owing to a director.

The Company obtained a short term loan from a shareholder for $500,000.00 which is due July 2, 2004.As at year end $155,000.00 had been received and the balance was received after year end. The interest rate is 12%pa.

5. RELATED PARTY TRANSACTIONS
a)

During the period ended July 31, 2004, the Company paid $59,550 (2003 - $24,500) in consulting fees to directors and officers of the Company and management fees to a director of $90,000 (2003 - $60,000).

b)	During the period ended July 31, 2004 the Company incurred $Nil (2003-$1,500) in office administration fees and $Nil (2003- $1,500) in rent with companies with common directors.

6. DIRECTORS LOAN

A director and shareholder of the Company has made an advance to the Company of $100,000.00. The loan is repayable on demand along with $20,000.00 for interest.

7. SUBSEQUENT EVENTS

On January 14, 2004 the Company entered into a letter of intent with Exelar Corporation to fund the development of its propriety technology which utilizes super conducting magnets to control therapeutic radiation doses delivered by photon linear accelerators. Subsequent to the year end (March 22,2004) the Company entered into a Technology Acquisition and Funding Agreement with Exelar Corporation (a Delaware Company) whereby the Company agreed to finance Exelar Medical Corporation (a Nevada corporation which is the operating company that holds the technology developed by Exelar Corporation) for a total of $4,750,000.00 as follows,

a)	$325,000 upon closing (March 25, 2004), paid subsequent to the year end
b)	$575,000 on or before the date that is 90 days following closing
c)	$1,550,000 on or before the date that is 180 days following closing
d)	$1,000,000 on or before the date that is 270days following closing, and
e)	$1,300,000 on or before the date that is 360 days following closing

Upon completion of the above advances the Company will have acquired 51% of Exelar Medical Corporation. The Company may acquire an additional 10% for $1,500,000 subject to the acceptance of both parties.

The Company has agreed to pay a finder's fee of 300,000 shares to a third party as part of the acquisition.

PURCELL VENTURES, INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

JANUARY 31, 2003 AND 2002
(Stated in U.S. Dollars)

AUDITORS' REPORT

To the Shareholders and Directors
Purcell Ventures, Inc.
(A development stage company)

We have audited the balance sheets of Purcell Ventures, Inc. (a development stage company) as at January 31, 2003 and 2002, and the statements of operations and deficit accumulated during the development stage, cash flows, and stockholders' equity for the years ended January 31, 2003 and 2002, and for the period from December 21, 2000 (date of inception) to January 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at January 31, 2003 and 2002, and the results of its operations and cash flows for the years ended January 31, 2003 and 2002, and for the period from December 21, 2000 (date of inception) to January 31, 2003, in accordance with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses and net cash outflows from operations since inception. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, B.C. June 20, 2003	"Morgan & Company" Chartered Accountants

PURCELL VENTURES, INC.
(A Development Stage Company)

BALANCE SHEETS
(Stated in U.S. Dollars)

	JANUARY 31
	2003	2002
ASSETS
Current
Cash	$32	$32,027
LIABILITIES
Current
Accounts payable	$14,705	$11,500
Loans and advances payable (Note 3)	49,100	100
	63,805	11,600
SHAREHOLDERS' (DEFICIENCY) EQUITY
Share Capital
Authorized:
100,000,000 common shares, par value $0.001 per share
Issued and outstanding:
8,512,500 common shares (2002 - 8,000,000)	8,513	8,000
Additional paid-in capital	282,737	27,000
Deficit Accumulated During The Development Stage	(355,023)	(14,573)
	(63,773)	20,427
	$32	$32,027

PURCELL VENTURES, INC.
(A Development Stage Company)

STATEMENTS OF OPERATIONS AND DEFICIT
(Stated in U.S. Dollars)

	YEARS ENDED JANUARY 31		INCEPTION DECEMBER 21 2000 TO JANUARY 31 2003
	2003	2002
Expenses
Consulting	$113,500	$-	$113,500
Office administration	6,000	-	6,000
Office and sundry	4,627	462	5,089
Professional fees	25,136	14,111	39,247
Rent	3,000	-	3,000
Travel and promotion	65,187	-	65,187
Loss Before The Following	217,450	14,573	232,023
Write Off Of Advances To Joint Venture	123,000	-	123,000
Net Loss For The Year	340,450	14,573	$355,023
Deficit Accumulated During The Development Stage, Beginning Of Year	14,573	-
Deficit Accumulated During The Development Stage, End Of Year	$355,023	$14,573
Basic And Diluted Loss Per Share	$0.04	$0.05
Weighted Average Number Of Common Shares Outstanding	8,404,390	312,329

PURCELL VENTURES, INC.
(A Development Stage Company)

STATEMENTS OF CASH FLOWS
(Stated in U.S. Dollars)

	YEARS ENDED JANUARY 31		INCEPTION DECEMBER 21 2000 TO JANUARY 31
	2003	2002	2003
Cash Flows From Operating Activities
Net loss for the year	$(340,450)	$(14,573)	$(355,023)
Adjustments To Reconcile Net Loss To Net
Cash By Operating Activities
Write off of advances to joint venture	123,000	-	123,000
Accounts payable	3,205	11,500	14,705
Loan and advances payable	49,000	100	49,100
	(165,245)	(2,973)	(168,218)
Cash Flows From Investing Activity
Advances to joint venture	(123,000)	-	(123,000)
Cash Flows From Financing Activity
Common stock issued	256,250	35,000	291,250
Increase (Decrease) In Cash	(31,995)	32,027	32
Cash, Beginning Of Year	32,027	-	-
Cash, End Of Year	$32	$32,027	$32

PURCELL VENTURES, INC.
(A Development Stage Company)

STATEMENT OF STOCKHOLDERS' (DEFICIENCY) EQUITY

JANUARY 31, 2003
(Stated in U.S. Dollars)
	COMMON STOCK
	NUMBER OF SHARES	AMOUNT	ADDITIONAL PAID-IN CAPITAL	DEFICIT	TOTAL
Balance, January 31, 2001	-	$-	$-	$-	$-
January 11, 2002 - Shares issued for cash at $0.001	5,000,000	5,000	-	-	5,000
January 29, 2002 - Shares issued for cash at $0.01	3,000,000	3,000	27,000	-	30,000
Net loss for the year	-	-	-	(14,573)	(14,573)
Balance, January 31, 2002	8,000,000	8,000	27,000	(14,573)	20,427
March 15, 2002 - Shares issued for cash at $0.50	250,000	250	124,750	-	125,000
April 30, 2002 - Shares issued for cash at $0.50	140,000	140	69,860	-	70,000
May 31, 2002 - Shares issued for cash at $0.50	60,500	61	30,189	-	30,250
June 25, 2002 - Shares issued for cash at $0.50	62,000	62	30,938	-	31,000
Net loss for the year	-	-	-	(340,450)	(340,450)
Balance, January 31, 2003	8,512,500	8,513	282,737	(355,023)	(63,773)

PURCELL VENTURES, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2003 AND 2002
(Stated in U.S. Dollars)

1. NATURE OF OPERATIONS
a)	Organization
The Company was incorporated in the state of Nevada, U.S.A., on December 21, 2000.
b)	Development Stage Activities

The Company was originally organized to seek business opportunities in the high technology field. In January of 2002, the Company entered into a joint venture letter agreement for the development and marketing of a technology for automobile air bag inflation as more particularly described below (the "Airbag Technology'). The Company has decided not to proceed with the Airbag Technology and has negotiated the terms of a proposed joint venture with TechniScan, Inc. ("TechniScan') to develop, market and sell medical devices including a breast cancer imaging system (the "SafeScan Imaging System') employing TechniScan's proprietary inverse scattering technology (the "Technology'). The Airbag Technology is a patented technology for automotive airbag inflation using cool gases. The Company provided initial funding to the Airbag Technology of $123,000 but decided not to proceed and has written off those advances.

Since inception, the Company has suffered recurring losses and net cash outflows from operations. The Company expects to continue to incur substantial losses to complete the development of its business. Since its inception, the Company has funded operations through common stock issuances and related party loans in order to meet its strategic objectives. Management believes that sufficient funding will be available to meet its business objectives, including anticipated cash needs for working capital, and is currently pursuing several financing options. However, there can be no assurance that the Company will be able to obtain sufficient funds to continue the development of a business. As a result of the foregoing, there exists substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.

PURCELL VENTURES, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2003 AND 2002
(Stated in U.S. Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

a)	Development Stage Company

The Company is a development stage company as defined in the Statements of Financial Accounting Standards No. 7. The Company is devoting substantially all of its present efforts to establish a new business and none of its planned principal operations have commenced. All losses accumulated since inception have been considered as part of the Company's development stage activities.

b)	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ from these estimates.

c)	Income Taxes

The Company has adopted Statement of Financial Accounting Standards No. 109 - "Accounting for Income Taxes' (SFAS 109). This standard requires the use of an asset and liability approach for financial accounting and reporting on income taxes. If it is more likely than not that some portion or all if a deferred tax asset will not be realized, a valuation allowance is recognized.

d)	Stock Based Compensation

The Company measures compensation cost for stock based compensation using the intrinsic value method of accounting as prescribed by A.P.B. Opinion No. 25 - "Accounting for Stock Issued to Employees'. The Company has adopted those provisions of Statement of Financial Accounting Standards No. 123 - "Accounting for Stock Based Compensation', which require disclosure of the pro-forma effect on net earnings and earnings per share as if compensation cost had been recognized based upon the estimated fair value at the date of grant for options awarded.

PURCELL VENTURES, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2003 AND 2002
(Stated in U.S. Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

e)	Financial Instruments
The Company's financial instruments consist of cash, accounts receivable and loans payable.

Unless otherwise noted, it is management's opinion that this Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

f)	Net Loss Per Share

In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128 - "Earnings Per Share' ("SFAS 128'). Under SFAS 128, basic and diluted earnings per share are to be presented. Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding in the period. Diluted earnings per share takes into consideration common shares outstanding (computed under basic earnings per share) and potentially dilutive common shares.

3. LOANS AND ADVANCES PAYABLE

The loans and advances payable in the amount of $49,100 (2002 - $100) are interest free with no specific terms of repayment and are owing to a director.

4. RELATED PARTY TRANSACTIONS
a)	During the year ended January 31, 2003, the Company paid $84,000 in consulting fees to directors and officers of the Company.
b)	During the year ended January 31, 2003, the Company incurred $6,000 in office administration fees and $3,000 in rent with companies with common directors.

PURCELL VENTURES, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2003 AND 2002
(Stated in U.S. Dollars)

5. SUBSEQUENT EVENTS
a)	Proposed Joint Venture Agreement

The Company and TechniScan have executed a term sheet (the "Term Sheet') outlining the terms of the proposed joint venture. The material provisions of the Term Sheet, as amended, can be summarized as follows:

	1.	The parties will form a Utah limited liability company for the purposes of commercializing the medical applications of the Technology.
2.

The joint venture will commercialize the Technology in the form initially of a medical device for breast cancer diagnosis and/or screening (the "SafeScan Imaging System'), and subsequently may pursue other medical products employing the Technology.

3.

TechniScan will grant the joint venture an exclusive worldwide royalty free license for all medical uses of the Technology and will transfer, to the joint venture, all rights to medical specific patents and provisional patents held by it. In addition, TechniScan will contribute all hardware, software, equipment, supplies, including breast scanner prototypes and other items of property held by it that pertain directly and exclusively to the SafeScan Imaging System. The joint venture will also purchase from TechniScan, at its depreciated book value, other capital equipment, furniture and assets not directly and exclusively related to the breast scanner.

	4.	Purcell will provide financing direction and financial expertise to the joint venture. The financing to be provided by Purcell to the joint venture will be $15,650,000 on the following schedule:
		i)	$50,000 by June 30, 2003;
		ii)	$100,000 by July 15, 2003;
		iii)	$500,000 by July 31, 2003;
		iv)	an additional $500,000 by August 31, 2003;
		v)	an additional $500,000 by September 30, 2003;
		vi)	an additional $3.5 million by December 15, 2003;
		vii)	an additional $4.0 million by March 31, 2004; and
		viii)	an additional $6.5 million on the later of June 30, 2004 or 90 days following FDA approval of the breast imaging device for sale in the United States.
5.

The joint venture will be managed by a management board consisting of up to seven persons including two representatives of each of Purcell and TechniScan, and up to three other mutually agreed persons. The management board will control major decisions, approve budgets and major contracts.

PURCELL VENTURES, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2003 AND 2002
(Stated in U.S. Dollars)

5. SUBSEQUENT EVENTS (Continued)

a)	Proposed Joint Venture Agreement (Continued)
6.

The joint venture will enter into a development contract with TechniScan for continuing research and development, and technical support of the Technology, and technical support for commercialization of the SafeScan Imaging System.

	7.	TechniScan will have the right to merge its interest in the joint venture into Purcell at any time following FDA approval or full financing by Purcell on terms to be agreed.
8.

The Company will also purchase 875,000 common shares of TechniScan at $0.40 per share (the "Share Purchase') by July 15, 2003. The Share Purchase will represent approximately 3% of the shares of TechniScan (on a fully diluted basis). With the Share Purchase, the Company's direct and indirect interest in the joint venture will be in excess of 51%.

9.

The joint venture will be established when all required filings have been made, all agreements have been formalized and executed, and the Company has completed the Share Purchase and the initial funding of $150,000 to the joint venture.

10.

In the event that the Company shall default in making any required contributions after formation of the joint venture, TechniScan shall have the right to acquire the Company's interest in the joint venture by issuing its common shares to the Companyat the lower of $0.60 per share or 150% of the last price at which TechniScan has sold its common shares.

The Term Sheet is not a binding agreement and no binding agreement will exist with respect to the proposed joint venture until the definitive agreements described in the Term Sheet have been negotiated and executed. The Company is in the final stages of negotiating and completing the formal agreements with TechniScan.

b)	Offering of Securities
The Company is offering for sale, pursuant to Regulation S, up to 500,000 common shares at US$0.50 per share.
c)	Name Change
The Company's name was changed to TSI Medical Corp.

SCHEDULE 3.10
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CIVELLI, MOSIMANN, TSI MEDICAL CORP.,
RELAY MINES LIMITED AND TSI MED ACQUISITION CORP.

UNDISCLOSED LIABILITIES OF TSI MEDICAL

TSI Medical received advances of $725,000 from Relay Mines.

SCHEDULE 3.12
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CIVELLI, MOSIMANN, TSI MEDICAL CORP.,
RELAY MINES LIMITED AND TSI MED ACQUISITION CORP.

UNDISCLOSED CHANGES

None.

SCHEDULE 3.14
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CIVELLI, MOSIMANN, TSI MEDICAL CORP.,
RELAY MINES LIMITED AND TSI MED ACQUISITION CORP.

EMPLOYEES AND CONSULTING AGREEMENTS

TSI Medical pays annual management fees to its officers as follows:

Name	Position Held	Annual Compensation
Harold C. Moll	Chairman & Director	$120,000
Derek R. Van Laare	President, Secretary, Treasurer & Director	$72,000

The management fees are paid pursuant to oral agreements. No written agreements have been entered into with respect to the payment of the management fees.

SCHEDULE 3.17
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CIVELLI, MOSIMANN, TSI MEDICAL CORP.,
RELAY MINES LIMITED AND TSI MED ACQUISITION CORP.

MATERIAL CONTRACTS
1.	Technology Acquisition and Funding Agreement dated March 22, 2004 among TSI Medical, Exelar Corporation and Exelar Medical Corporation.
2.	Shareholders Agreement dated March 25, 2004 among TSI Medical, Exelar Corporation and Exelar Medical Corporation.
3.	Management fee agreements referred to in Schedule 3.14 to this Agreement and Plan of Merger.

SCHEDULE 4.1
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CIVELLI, MOSIMANN, TSI MEDICAL CORP.,
RELAY MINES LIMITED AND TSI MED ACQUISITION CORP.

PRINCIPAL SHAREHOLDERS OF RELAY MINES
Name of Principal Shareholder	Number of Shares Held	Percentage of Beneficial Ownership
Carlo Civelli	30,000,000	40.9%
Bruno Mosimann	30,000,000	40.9%

Based on 73,367,208 issued and outstanding.

SCHEDULE 5.3
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CIVELLI, MOSIMANN, TSI MEDICAL CORP.,
RELAY MINES LIMITED AND TSI MED ACQUISITION CORP.

CAPITALIZATION OF RELAY MINES

The entire authorized capital stock and other equity securities of Relay Mines ("Relay Mines Stock') consists of 100,000,000 shares of common stock, par value $0.00001 ("Relay Mines Common Stock'). There are 73,367,208 shares of Relay Mines common stock issued and outstanding as of the date of this Agreement.

Relay Mines received subscription funds for an issuance of a total of 2,500,000 units at a price of $0.25 per unit. Each unit consists of one share of common stock and one-half of one share purchase warrant, with each warrant entitling the holder to purchase an additional share of common stock at a price of $0.25 per share for a period of one year. The shares will be issued to European investors in reliance of Regulation S.

Other than the above, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Relay Mines to issue any additional shares of Relay Mines Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Relay Mines any shares of Relay Mines Stock. There are no agreements purporting to restrict the transfer of the Relay Mines Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Relay Mines Stock.

SCHEDULE 5.9
TO THE AGREEMENT AND PLAN OF MERGER
AMONG CIVELLI, MOSIMANN, TSI MEDICAL CORP.,
RELAY MINES LIMITED AND TSI MED ACQUISITION CORP.

UNDISCLOSED LIABILITES OF RELAY MINES

Relay Mines is indebted to Aton Select Fund Ltd. in the amount of $100,000.